SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b)

                (Exact name of registrant as specified in charter)

North Carolina                333-74544-04                  02-0561031
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC, Charlotte, NC              28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-b

On August 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-b, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-b relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of February 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        144,611,090.60    5.199000%    26,279,205.28    610,109.95   26,889,315.23       0.00  16,417.60
                        A2         16,654,047.41    5.199000%     3,026,428.53     70,262.94    3,096,691.47       0.00   1,890.72
                        A3            607,872.73    5.199000%       110,464.64      2,564.60      113,029.24       0.00      69.01
                        A4            342,154.62    0.000000%        20,849.74          0.00       20,849.74       0.00       0.00
Residual                AR                  0.00    5.199000%             0.00          0.09            0.09       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          5,626,003.56    5.199000%       496,418.17     23,735.94      520,154.12       0.00     638.72
                        B2          2,292,846.13    5.199000%       202,312.44      9,673.45      211,985.89       0.00     260.31
                        B3          1,666,994.84    5.199000%       147,089.59      7,033.00      154,122.59       0.00     189.25
                        B4            833,081.30    5.199000%        73,508.08      3,514.75       77,022.82       0.00      94.58
                        B5            833,913.55    5.199000%        73,581.51      3,518.26       77,099.77       0.00      94.67
                        B6            625,465.58    5.199000%        55,188.82      2,638.82       57,827.64       0.00      71.01
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        174,093,470.30     -           30,485,046.79    733,051.80   31,218,098.59     -       19,725.87
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        118,331,885.32         16,417.60
                                A2         13,627,618.87          1,890.72
                                A3            497,408.09             69.01
                                A4            321,304.88              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          5,129,585.39            638.72
                                B2          2,090,533.69            260.31
                                B3          1,519,905.26            189.25
                                B4            759,573.22             94.58
                                B5            760,332.04             94.67
                                B6            570,276.76             71.01
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        143,608,423.51         19,725.87
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    144,611,090.60     5.199000% 0605066R8    60.528571      1.405259    272.552377
                           A2     16,654,047.41     5.199000% 0605066S6    60.528571      1.405259    272.552377
                           A3        607,872.73     5.199000% 0605066T4    60.528571      1.405259    272.552377
                           A4        342,154.62     0.000000% 0605066U1    40.867872      0.000000    629.794253
Residual                   AR              0.00     5.199000% 0605066V9     0.000000      0.895731      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      5,626,003.56     5.199000% 0605066W7    73.434641      3.511234    758.814406
                           B2      2,292,846.13     5.199000% 0605066X5    73.434641      3.511234    758.814406
                           B3      1,666,994.84     5.199000% 0605066Y3    73.434641      3.511234    758.814406
                           B4        833,081.30     5.199000% 0605066Z0    73.434641      3.511234    758.814406
                           B5        833,913.55     5.199000% 0605067A4    73.434641      3.511234    758.814406
                           B6        625,465.58     5.199000% 0605067B2    73.434677      3.511236    758.814780
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     174,093,470.30       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-b
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       143,608,423.14   143,608,423.14
Loan count                    295              295
Avg loan rate           6.063974%             6.06
Prepay amount       30,286,430.80    30,286,430.80

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        70,540.43        70,540.43
Sub servicer fees            0.00             0.00
Trustee fees               435.23           435.23


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.741407%           100.000000%            162,215,165.35
   -----------------------------------------------------------------------------
   Junior            6.258593%             0.000000%             10,830,206.35
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           1                   490,126.24
60 to 89 days                           2                 1,245,199.16
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 3                 1,735,325.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           31,218,098.59         31,218,098.59
Principal remittance amount           30,485,046.79         30,485,046.79
Interest remittance amount               733,051.80            733,051.80